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                                  UNITED STATES

                        SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, D.C.

                               -------------------

                                   FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTIONS 13 AND 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                 (DATE OF EARLIEST EVENT REPORTED): MAY 9, 1996


                               -------------------


                       HORIZON/CMS HEALTHCARE CORPORATION
            (Exact name of Registrant as specified in its charter)


           DELAWARE                       1-9369                91-1346899
  (State or other jurisdiction     (Commission File No.)     (I.R.S. Employer
of incorporation or organization)                           Identification No.)




                         6001 Indian School Road, N.E.
                                    Suite 530
                            Albuquerque, New Mexico
                            (Address of principal
                              executive offices)

                                     87110
                                  (Zip Code)




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ITEM 5.
     Horizon/CMS Healthcare Corporation (NYSE:HHC) announced in a press release issued on May 13, 1996, that it was served with three additional class action shareholder lawsuits filed in the United States District Court for the District of New Mexico (the "New Mexico Federal District Court"). One of the lawsuits was filed on May 6, 1996 and served on Horizon/CMS on May 10, 1996. The remaining two lawsuits were filed on May 8, 1996, and served on Horizon/CMS on May 9, 1996, These lawsuits seek to certify a class substantially identical to the lawsuits previously disclosed by the Company.

     In ANNETTE AND JACOB WIESEL, STEVE AND DONNETTE ALDERETTE, AND MICHAEL CARVER VS. HORIZON/CMS HEALTHCARE CORPORATION, NEAL M. ELLIOTT AND ROBERT A. ORTENZIO, No. CIV 96-0614-MV, filed in the New Mexico Federal District Court on May 6, 1996, the plaintiffs, current or former stockholders of the Company, seek to bring this lawsuit on behalf of all persons who purchased common stock of Horizon/CMS between August 28, 1995 and March 15, 1996 (the "Wiesel Class Period"). In this lawsuit, the plaintiffs allege violations of the federal securities laws. In this connection, the plaintiffs allege that during the Wiesel Class Period, the named defendants disseminated materially misleading statements about (i) the Company's prospects for its contract therapy business, (ii) possible Medicare fraud which, according the plaintiffs, could jeopardize a substantial portion of the Company's revenues from Medicare reimbursement, (iii) the status the Company's consolidation with Continental Medical Systems, Inc. ("CMS"), and (iv) the revenue recorded in Horizon's second fiscal quarter relating to an agreement with Tenet Healthcare Corp., even though no payments were actually received. Horizon/CMS disputes the factual and legal premises upon which the plaintiffs' lawsuit is based and denies that the plaintiffs are entitled to any recovery on their claims. To that end, Horizon/CMS intends to contest this litigation vigorously. Because the lawsuit just began, the Company cannot now predict the outcome of this litigation; the length of time it will take to resolve this litigation; or the effect of any such outcome on Horizon/CMS's financial condition or results of operations.


     In S. MICHAEL THEOPHANO VS. NEAL M. ELLIOTT, ROCCO A. ORTENZIO, ROBERT A. ORTENZIO, KLEMMET L. BELT, JR., RUSSELL L. CARSON, AND HORIZON/CMS HEALTHCARE CORPORATION, No. CIV 96-0626-MV, filed in the New Mexico Federal District Court, the plaintiff, a current or former stockholder of the Company, seeks to bring this lawsuit on behalf of all persons who purchased common of stock of Horizon/CMS between July 11, 1995 and March 15, 1996 (the "Theophano Class Period"). In this lawsuit, the plaintiff alleges violations of federal securities laws. In this connection, the plaintiff alleges that during the Theophano Class Period, the named defendants disseminated materially misleading statements about the Company's billing and accounting practices, operations, results and financial condition. According to the plaintiff, these allegedly false and misleading statements operated to inflate artificially the market price of the Company's common stock. Horizon/CMS disputes the factual and legal premises upon which the plaintiff's lawsuit is based and denies that the plaintiff is entitled to any recovery on his claims. To that end,

                                       1


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Horizon/CMS intends to contest this litigation vigorously. Because the lawsuit just began, the Company cannot now predict the outcome of this litigation; the length of time it will take to resolve this litigation; or the effect of any such outcome on Horizon/CMS's financial condition or results of operations.


     In MATTHEW BERENDA, SR., PATRICIA B. BERENDA, MATTHEW BERENDA, JR., ELWOOD KISMER, MICHAEL HANSON, TOM RICHTER AND MARK GAYNOR VS. ROCCO A. ORTENZIO, NEAL M. ELLIOTT, ROBERT A. ORTENZIO, RUSSELL L. CARSON, KLEMMET L. BELT, JR., ERNEST A. SCHOFIELD, AND HORIZON/CMS HEALTHCARE CORPORATION, No. CIV 96-0634-BB, filed in the New Mexico Federal District Court, the plaintiffs, current or former stockholders of the Company, seek to bring this lawsuit on behalf of all persons who purchased common of stock of Horizon/CMS between July 6, 1995 and March 15, 1996 (the "Berenda Class Period"). In this lawsuit, the plaintiffs allege violations of federal and New Mexico state securities laws. In this connection, the plaintiffs allege that during the Berenda Class Period, the named defendants disseminated materially misleading statements about the Company, its business, its Greenery Rehabilitation Group, Inc. ("Greenery") and CMS acquisitions, Greenery's improved operations after the acquisition, the successful integration of CMS's operations with the Company's and the cost savings and operating efficiencies obtained thereby, Horizon/CMS's earnings growth and financial statements, the Company's ability to continue to achieve profitable growth and the status and magnitude of regulatory investigations into and audits of the Company. Horizon/CMS disputes the factual and legal premises upon which the plaintiff's lawsuit is based and denies that the plaintiffs are entitled to any recovery on their claims. To that end, Horizon/CMS intends to contest this litigation vigorously. Because the lawsuit just began, the Company cannot now predict the outcome of this litigation; the length of time it will take to resolve this litigation; or the effect of any such outcome on Horizon/CMS's financial condition or results of operations.

     On May 9, 1996, Horizon/CMS was served with lawsuit styled ALEXANDER WEINGARTEN AND GEORGE ORBAN, SR. V. HORIZON/CMS HEALTHCARE CORPORATION, HORIZON HEALTHCARE CORPORATION, NEAL M. ELLIOTT, KLEMETT L. BELT, JR., EARNEST A. SCHOFIELD, ROCCO A. ORTENZIO, ROBERT A. ORTENZIO, LEROY ZIMMERMAN, RUSSELL L. CARSON, AND BRIAN C. CRESSEY, No. CIV 96-0610-MV, filed in the New Mexico Federal District Court. The plaintiffs issued their own press release announcing the filing of this case. In this case, the plaintiffs, are former stockholders of CMS and seek to certify a class of former stockholders of CMS and allege violations of the federal securities laws. In this connection, the plaintiffs allege, among other things, that the joint proxy statement/ prospectus issued in respect of the then pending merger transaction between Horizon/CMS and CMS contained materially false statements in that such joint proxy statement/prospectus failed to disclose the existence of the investigation into certain of the Company Medicare billing practices. Horizon/CMS disputes the factual and legal premises upon which the plaintiffs' lawsuit is based and denies that the plaintiffs are entitled to any recovery on their claims. To that end, Horizon/CMS intends to contest this litigation vigorously. Because the lawsuit just began, the Company cannot now predict the outcome of this litigation; the length of time it will take to resolve this litigation; or the effect of any such outcome on Horizon/CMS's financial condition or results of operations.

     In addition, on May 17, 1996, Horizon/CMS announced in a press release that on May 15, 1996 it was served with four additional stockholders' derivative lawsuits filed in the Court of Chancery of the State of Delaware (the "Delaware Chancery Court"). These lawsuits seek to certify a class substantially identical to the stockholders' derivative lawsuits previously announced by the Company and seek substantially the same relief.

     In ROBERT I. GANELESS, TRUSTEE OF THE GANELESS PENSION TRUST AND RETIREMENT TRUST VS. KLEMETT L. BELT, JR., RUSSELL L. CARSON, BRYAN C. CRESSEY, NEAL M. ELLIOTT, CHARLES H. GONZALES, MICHAEL A. JEFFRIES, GERALD M. MARTIN, FRANK M. MCCORD, RAYMOND N. NOVECK, ROBERT A. ORTENZIO, ROCCO A. ORTENZIO, BARRY M. PORTNOY, LEROY S. ZIMMERMAN AND HORIZON/CMS HEALTHCARE CORPORATION, Civil Action No. 14985, filed in the Delaware Chancery Court, the plaintiff alleges, among other things, that Horizon/CMS's current and former directors breached their fiduciary duties to the Company and the stockholders as a result of the purported misuse of inside information in connection with the sale of Horizon/CMS common stock by certain of the current and former directors in January and February 1996. To that end, the plaintiff seeks an accounting from the directors for profits to themselves and damages suffered by Horizon as a result of the transaction complained of in the complaint and attorneys' fees and costs. Because the Company was just served, the Company is now reviewing its options and cannot now comment on the outcome or the effect of this litigation or the length of time it will take to resolve this litigation.

     In WOODROW WATFORD VS. NEAL M. ELLIOTT, ROCCO A. ORTENZIO, ROBERT A. ZIMMERMAN, LEROY S. ZIMMERMAN, MICHAEL A. JEFFRIES, GERARD M. MARTIN, RAYMOND
N. NOVECK, RUSSELL L. CARSON, BRYAN C. CRESSEY, FRANK M. MCCORD, KLEMETT L. BELT, JR., CHARLES H. GONZALES, BARRY M. PORTNOY AND HORIZON/CMS HEALTHCARE CORPORATION, Civil Action No. 14978, filed in the Delaware Chancery Court, the plaintiff alleges, among other things, that Horizon/CMS's current and former directors breached their fiduciary duties to the Company and the stockholders as a result of the (i) the purported failure to supervise adequately and the purported knowing mismanagement of the operations of the Company, and the (ii) purported misuse of inside information in connection with the sale of Horizon/CMS common stock by certain of the current and former directors in January and February 1996. To that end, the plaintiff seeks an accounting from the directors for profits to themselves and damages suffered by Horizon as a result of the transaction complained of in the complaint and attorneys' fees and costs. Because the Company was just served, the Company is now reviewing its options and cannot now comment on the outcome or the effect of this litigation or the length of time it will take to resolve this litigation.

     In ASHER ABRAMOWITZ VS. NEAL M. ELLIOTT, KLEMETT L. BELT, JR., ROCCO A. ORTENZIO, ROBERT A. ORTENZIO, RUSSELL L. CARSON, BRYAN C. CRESSEY, CHARLES H. GONZALES, GERARD M. MARTIN, MICHAEL A. JEFFRIES, FRANK M. MCCORD, RAYMOND N. NOVECK, BARRY M. PORTNOY, LEROY S. ZIMMERMAN AND HORIZON/CMS HEALTHCARE CORPORATION, Civil Action No. 14989, filed in the Delaware Chancery Court, the plaintiff alleges, among other things, that Horizon/CMS's current and former directors breached their fiduciary duties to the Company and the stockholders as a result of the purported misuse of inside information in connection with the sale of Horizon/CMS common stock by certain of the current and former directors in January and February 1996. To that end, the plaintiff seeks an accounting from the directors for profits to themselves and damages suffered by Horizon as a result of the transaction complained of in the complaint and attorneys' fees and costs. Because the Company was just served, the Company is now reviewing its options and cannot now comment on the outcome or the effect of this litigation or the length of time it will take to resolve this litigation.

     In DR. HENRI PARENS VS. NEAL M. ELLIOTT, ROCCO A. ORTENZIO, ROBERT A. ORTENZIO, LEROY S. ZIMMERMAN, MICHAEL A. JEFFRIES, GERARD M. MARTIN, RAYMOND
N. NOVECK, RUSSELL L. CARSON, BRYAN C. CRESSEY, FRANK M. MCCORD, KLEMETT L. BELT, JR., CHARLES H. GONZALES, BARRY M. PORTNOY, AND HORIZON/CMS HEALTHCARE CORPORATION, Civil Action No. 14990, filed in the Delaware Chancery Court, the plaintiff seeks class certification and alleges, among other things, that Horizon/CMS's current and former directors breached their fiduciary duties to the Company and the stockholders as a result of the (i) the purported failure to supervise adequately and the purported knowing mismanagement of the operations of the Company, and the (ii) purported misuse of inside information in connection with the sale of Horizon/CMS common stock by certain of the current and former directors in January and February 1996. To that end, the plaintiff seeks an accounting from the directors for profits to themselves and damages suffered by Horizon as a result of the such alleged actions and attorneys' fees and costs. Because the Company was just served, the Company is reviewing its options and cannot now comment on the outcome or the effect of this litigation or the length of time it will take to resolve this litigation.

                                       2

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  Horizon/CMS Healthcare Corporation


                                 By: /s/ SCOT SAUDER
                                   ------------------------------------------
                                    Scot Sauder
                                    VICE PRESIDENT OF LEGAL AFFAIRS, SECRETARY
                                    AND GENERAL COUNSEL



Date: May 20, 1996.